1347 Property Insurance Holdings, Inc. 10-Q

EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of 1347 Property Insurance Holdings, Inc. (the “Company”) for the period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof, I, John S. Hill, the Chief Financial Officer and Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2017

By /s/ John S. Hill

John S. Hill, Vice President, Chief Financial Officer, and Secretary

(Principal Financial Officer)